Fees Summary	Dec. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 11,260.70
Total Fee Amount	11,260.70
Total Transaction Valuation	81,540,174.54
Total Offset Amount	0.00
Net Fee	$ 0.00